***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

AMENDMENT N° 10

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

PREAMBLE

This Amendment N° 10 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium Next System, as amended, (the “Contract”) is entered into on this 19th day of June, 2012 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser has agreed to delete the requirement for Contractor to [***] from the SOW; such requirement to be completed by Purchaser;

WHEREAS, Contractor shall [***]; and

WHEREAS, the Parties have agreed to increase the Adjustment by the amount of [***] U.S. Dollars (US$[***]) as consideration for Purchaser removing the [***].

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2: The [***] of Section [***] in the SOW is hereby deleted and replaced in its entirety with the following sentence.

“[***]”

Article 3: The [***] set forth in Section [***] of the SOW for Contractor to [***] is hereby deleted from the SOW.

Article 3: Contractor shall deliver the [***] to Customer by no later than [***]. The [***]:

[***]

Article 4: The Adjustment is hereby increased by the amount of [***] U.S. Dollars (US$[***]) leaving a remaining Adjustment balance of [***] U.S. Dollars (US$[***]).

Article 5: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 6: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Nathalie Smirnov
S. Scott Smith	Nathalie Smirnov
Executive Vice President,	Senior Vice President,
Satellite Development & Operations	System & Payload – Telecom

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.